EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Agreement") is entered into this 17th day of June, 2005 (the "Effective Date"), by and among USN CORPORATION (FORMERLY KNOWN AS PREMIER CONCEPTS, INC.), a Colorado corporation (hereinafter referred to as "Buyer") and GLOBAL SUN ENTERPRISES LTD a British Virgin Islands company (hereinafter referred to as "Seller"), being the shareholder of ALTRON LIMITED, a Hong Kong corporation, (hereinafter referred to as the "Company").

         WHEREAS, Seller is the owner of ten thousand (10,000) shares (the "Company Shares") of the issued and outstanding shares of common stock, HK$1 per share paid in capital (the "Company Stock"), representing one hundred percent (100%) of all the issued and outstanding shares of the capital stock of the Company (the "Company Shares"); and

         WHEREAS, Seller desires to sell all of the Company Shares to Buyer, and Buyer desires to purchase the Company Shares, upon the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

                                       I.

                     SALE AND PURCHASE OF THE COMPANY SHARES
                     ---------------------------------------

         1.1 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), Seller agrees to sell, assign, transfer and convey to Buyer, and Buyer agrees to purchase from Seller, the Company Shares.

         1.2 CLOSING. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement the purchase shall be consummated at a closing (the "Closing") to take place at 11:00 o'clock a.m., at the offices of Buyer on June 17, 2005 or at such other date and time as the parties shall agree (the "Closing Date").

         1.3 PURCHASE PRICE.

         A. The purchase price (the "Purchase Price") for the Company Shares shall be Eleven Million Four Hundred Sixty Five Thousand Nine Hundred Eighty (11,465,980) shares (the "Buyer Shares") of Buyer's authorized but previously unissued common stock, par value $0.0001 per share (the "Buyer Common Stock"), which upon issuance at Closing shall represent [49.8%] of all issued and outstanding shares of Buyer Common Stock. In addition Buyer shall issue options or warrants to Seller for a number of shares of Buyer Common Stock equal to the number of shares of Buyer Common Stock subject to currently outstanding, but unexercised options or warrants. The Purchase Price shall be paid by Buyer at Closing, by issuance and delivery of the Buyer Shares to Seller, free and clear of all liens, claims, and encumbrances of every kind and nature (other than as imposed by securities laws) against delivery by Seller of stock powers representing the transfer of Company Shares to Buyer, duly endorsed. Buyer believes the number of shares of all issued and outstanding shares of Buyer

Common Stock as of the above stated date is Eleven Million Five Hundred Fifty Eight Thousand Seventy Seven (11,558,077) shares. Should the actual number of shares differ from the number stated herein, the number of shares issued to Seller shall be adjusted either way accordingly to reflect the correct number of shares so that the Seller receives [49.8%] of all issued and outstanding shares.

         B. The Seller acknowledges that Buyer is issuing the Buyer Shares in a transaction not registered under the Securities Act of 1933, as amended (the "Securities Act"). Seller further understands that, in addition to any other legends required by applicable state securities laws, a legend will be placed on any certificate or certificates representing the Buyer Shares substantially to the following effect:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR USN CORPORATION (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

         1.4 OTHER AGREEMENTS. At the Closing, the indicated parties shall execute and deliver the following additional agreements in substantially the form attached hereto:


                  (a) Stock powers representing all of the Company Shares, duly endorsed to Buyer transferring the Company Shares from Seller to Buyer, copies of which are attached hereto as Exhibit "C"; and

                  (b) Registration Rights Agreement between the Buyer and Seller attached hereto as Exhibit "D".


         1.5 BASIC AGREEMENTS AND TRANSACTIONS DEFINED. This Agreement and other agreements listed in paragraph 1.4, are sometimes referred to as the "Basic Agreements". The transactions contemplated by the Basic Agreements are sometimes referred to as the "Transactions".

                                       II.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         2.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE COMPANY. The Seller and the Company represent and warrant to Buyer as of the Effective Date and as of the Closing as follows:

                  (a) ORGANIZATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Hong Kong Special Administrative District, People's Republic of China. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on the Company.

                  (b) CAPITAL STRUCTURE. The authorized capital stock of the Company consists of Ten Thousand (10,000) shares of Company Stock. At Closing, 10,000 shares of Company Stock and no shares of Preferred Stock will be issued and outstanding. All outstanding shares of capital stock of the Company were, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which stockholders of the Company may vote. Except as set forth in Exhibit "F", there are no outstanding options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or which binds or obligates the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company.

                  (c) AUTHORITY. The Company has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements have been validly executed and delivered by the Company. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon the Company, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by the Company, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which the Company is a party or by which the Company or any of its material properties or assets are bound or affected.

                  (d) COMPANY FINANCIAL STATEMENTS. The Company's Financial Statements as of April 30, 2005 as previously delivered to Buyer (the "Financial Statement") are complete, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present, in all material respects, the financial position of the Company as of and for the period ending April 30, 2005. Buyer has examined these Financial Statements and have found them acceptable and satisfactory.

                  (e) NO UNDISCLOSED LIABILITIES. Except as set forth in the Company's Financial Statements previously delivered to Buyer and as set forth on Exhibit "G" attached hereto, the Company and the Seller are not aware of any material liabilities for which the Company is liable or will become liable in the future.

                  (f) TAXES. The Company has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and there exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Company.

                  (g) PROPERTIES. The Company has good and marketable title to all its material personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other material properties and assets (except for items leased or licensed to the Company), including all property reflected in the Company's Financial Statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the Financial Statements of the Company), in each case free and clear of all material liens, claims and encumbrances of every kind and character. The assets and properties owned, operated or leased by the Company and used in its business are in good operating condition, reasonable wear and tear excepted, and suitable for the uses for which intended.

                  (h) BOOKS AND RECORDS. The books and records of the Company are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Company as set forth in the Company's Financial Statements.

                  (i) TRANSACTIONS WITH CERTAIN PERSONS. Except as disclosed in Exhibit "H", the Company has no outstanding material agreement, understanding, contract, lease, commitment, loan or other material arrangement with any officer, director or shareholder of the Company or any relative of any such person, or any corporation or other entity in which such person owns a beneficial interest.

                  (j) MATERIAL CONTRACTS. The Company has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

                  (k) AUTHORIZATIONS. The Company has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are materially necessary for the conduct of its business.

                  (l) NO POWERS OF ATTORNEY. The Company has no powers of attorney or similar authorizations outstanding.

                  (m) COMPLIANCE WITH LAWS. To the Company's knowledge, the Company is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, in each case where such violation would have a material adverse effect on the Company.

                  (n) NO LITIGATION. To the Company's knowledge, there are no actions, suits, claims, complaints or proceedings pending or threatened against the Company, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and to the Company's knowledge, there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to the Company, would have a material adverse effect on the Company. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or any of its assets.

                  (o) VALIDITY. All material contracts, agreements, leases and licenses to which the Company is a party or by which it or any of its material properties or assets are bound or affected, are valid and in full force and effect; and to Company's knowledge, no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of the Company or by any other party thereto.

                  (p) NO ADVERSE CHANGES. Since April 30, 2005, there has been no actual or threatened development of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

                  (q) FEES. All negotiations relating to the Basic Agreements and the Transactions have been conducted by the Company and the Seller in such a manner as not to give rise to any valid claim for any finder's fees, brokerage commission, financial advisory fee or related expense or other like payment for which the Company or Buyer are or may be liable.

                  [(r) SUBSIDIARIES. At Closing the Company shall own One Hundred Percent (100%) of all issued and outstanding stock of Gem Manufacturing, Inc., a Nevada Corporation, and Diamond Channel, Inc., a Nevada Corporation. (collectively referred to as "Subsidiaries"). The Subsidiaries have no outstanding options, warrants, calls, rights or commitments, agreements, arrangements or undertakings of any kind, which the Company is a party or by which is bound or obligated ]

                  (s) FULL DISCLOSURE. All statements of the Seller and the Company contained in the Basic Agreements and in any other written documents delivered by or on behalf of the Company or Seller to Buyer are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

         2.2 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer, with respect to the Company Shares owned by Seller as of the Effective Date and as of the Closing, as follows:

                  (a) AUTHORITY. Seller has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated hereby. The Basic Agreements have been validly executed and delivered by the Seller. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Seller, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Seller, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of, or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which Seller is a party or by which a Seller or any of its material properties, or assets are bound or affected.

                  (b) TITLE TO THE COMPANY SHARES. Immediately prior to the Closing, Seller shall own of record and beneficially the Company Shares, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Company Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Company Shares There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Company Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Company Shares.

                  (c) ACCESS TO INFORMATION. Seller has been provided an opportunity to ask questions of, and Seller has received answers thereto satisfactory to Seller from, Buyer and its representatives regarding matters pertaining to this investment, and Seller has obtained all additional information requested by Seller from Buyer and its representatives.

                  (d) ABILITY TO BEAR ECONOMIC RISKS. Seller has such knowledge and experience in financial affairs that Seller is capable of evaluating the merits and risks of an investment in the Buyer Shares. Seller has not relied in connection with this investment upon the identity of or advice from Buyer or any other investor in Buyer or upon any representations, warranties or agreements other than those set forth in this Agreement. Seller's financial situation is such that Seller can afford to bear the economic risk of holding the Buyer Shares for an indefinite period of time, and Seller can afford to suffer the complete loss of Seller's investment in the Buyer Shares.

                  (e) INVESTMENT INTENT. Seller is subscribing for the Buyer Shares pursuant to this Agreement for Seller's own account and not with a view to or for sale in connection with any distribution of all or any part of the Buyer Shares or Seller's interest in any of the Buyer Shares. Except as set forth on Exhibit "I" hereto, Seller hereby agrees that Seller will not, directly or indirectly, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of the Buyer Shares or Seller's interest in any of the Buyer Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part thereof) except in a manner that does not violate the registration or any other applicable provisions of the Securities Act (or any other applicable federal securities laws) or any applicable state securities laws. Seller understands that Seller must bear the economic risk of an investment in the Buyer Shares for an indefinite period of time because, among other reasons, the offering and sale of the Buyer Shares have not been registered under the Securities Act, and therefore, the Buyer Shares cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                  (f) ACCREDITATION. Seller qualifies as an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act).

         2.3 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as of the Effective Date and as of the Closing as follows:

                  (a) ORGANIZATION. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Colorado. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. Buyer is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on the Buyer.

                  (b) AUTHORIZED CAPITALIZATION. The authorized capitalization of Buyer consists of One Hundred Ninety-Five Million (195,000,000) shares of Buyer Common Stock and Five Million Fifty-Thousand (5,050,000) shares of $.0001 par value Preferred Stock, of which Eleven Million Four Hundred Sixty Five Thousand Nine Hundred Eighty (11,465,980) shares of Buyer Common Stock will be issued and outstanding prior to Closing. Buyer represents that no Preferred Shares are outstanding. The Buyer Shares have been duly authorized, validly issued, are fully paid and nonassessable. The Buyer Shares when issued will be offered, issued, sold and delivered by Buyer in compliance with all applicable state and federal securities laws and will be free and clear of all liens, claims and encumbrances of every kind and nature, other than as imposed by securities laws. Buyer is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, Buyer's income, profits or assets, or obligating Buyer to distribute any portion of its income, profits or assets, except for ordinary course commercial contracts. Except as set forth in Exhibit "J", there are no bonds, debentures, notes or other indebtedness of Buyer having the right to vote on any matters on which stockholders of Buyer may vote. Except as set forth in Exhibit "J", there are no outstanding options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Buyer is a party or which binds or obligates the Buyer to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Buyer.

                  (c) AUTHORITY. Buyer has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements have been validly executed and delivered by the Buyer. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Buyer, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Buyer, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which Buyer is a party or by which Buyer or any of its material properties or assets are bound or affected.

                  (d) INVESTMENT INTENT. Buyer is acquiring the Company Shares for its own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Buyer has no present intention of selling, granting participation in, or otherwise distributing the same. Buyer understands the specific risks related to an investment in the Company Shares, especially as it relates to the financial performance of the Company.

                  (e) BUYER'S FINANCIAL STATEMENTS. Buyer's Financial Statements as of April 30, 2005 as previously delivered to Seller are complete, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present, in all material respects, the financial position of Buyer as of and for the period ending April 30, 2005. Seller has examined Buyer's Financial Statements and have found them acceptable and satisfactory.

                  (f) NO UNDISCLOSED LIABILITIES. Except as set forth in Buyer's Financial Statements previously delivered to the Company, Buyer is not aware of any material liabilities for which it is liable or will become liable in the future.

                  (g) MATERIAL CONTRACTS. Buyer has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of Buyer.

                  (h) PROPERTIES. The Buyer has good and marketable title to all its material personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other material properties and assets (except for items leased or licensed to the Buyer), including all property reflected in the Buyer's Financial Statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the Financial Statements of the Buyer), in each case free and clear of all material liens, claims and encumbrances of every kind and character. The assets and properties owned, operated or leased by the Buyer and used in its business are in good operating condition, reasonable wear and tear excepted, and suitable for the uses for which intended.

                  (i) BOOKS AND RECORDS. The books and records of the Buyer are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Buyer as set forth in the Buyer's Financial Statements.

                  (j) TRANSACTIONS WITH CERTAIN PERSONS. Except as disclosed in Exhibit "K", the Buyer has no outstanding material agreement, understanding, contract, lease, commitment, loan or other material arrangement with any officer, director or shareholder of the Buyer or any relative of any such person, or any corporation or other entity in which such person owns a beneficial interest.

                  (k) NO LITIGATION. Except as set forth on Exhibit "L", there are no actions, suits, claims, complaints or proceedings pending or threatened against Buyer, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to the Buyer, would have a material adverse effect on the Buyer. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Buyer or any of its assets.

                  (l) TAXES. Except as set forth on Exhibit "M", the Buyer has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and there exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Buyer.

                  (m) COMPLIANCE WITH LAWS. To the best of the Buyer's knowledge, the Buyer is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, in each case where such violation would have a material adverse effect on the Buyer.

                  (n) USN SUBSIDIARY. Buyer owns 100% of all the issued and outstanding shares of USN Television Group, Inc. ("Buyer's Subsidiary") and its officers, directors and former shareholders have disclosed to the best of their knowledge to Buyer's Auditors all assets, liabilities and contingencies including but not limited to consulting and licensing Agreements that could have a material impact on Buyer's Subsidiary, and are reflected accurately in the Buyer's 8-K/A filed on April 26, 2005. All of the representations and warranties made by Buyer are deemed to be made by Buyer's Subsidiary MUTATIS MUTANDIS, as if made by Buyer's Subsidiary.

                  (o) AUTHORIZATIONS. Buyer has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are materially necessary for the conduct of its business.

                  (p) NO POWERS OF ATTORNEY. Buyer has no powers of attorney of similar authorizations outstanding.

                  (q) VALIDITY. All material contracts, agreements, leases and licenses to which Buyer is a party or by which it or any of its material properties or assets are bound or affected, are valid and in full force and effect; and to the best knowledge of Buyer, no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of Buyer or by any other party thereto.

                  (r) NO ADVERSE CHANGES. Since April 30, 2005, there has been no actual or threatened development of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of Buyer.

                  (s) FEES. All negotiations relating to the Basic Agreements and the Transactions have been conducted by Buyer in such a manner as not to give rise to any valid claim for any finder's fees, brokerage commission, financial advisory fee or related expense or other like payment for which the Company or Buyer are or may be liable.

                  (t) ACCESS TO INFORMATION. Buyer has been provided an opportunity to ask questions of, and Buyer has received answers thereto satisfactory to Buyer from, Seller and Company and their respective representatives regarding matters pertaining to this investment, and Buyer has obtained all additional information requested by Buyer from Seller and Company and their respective representatives.

                  (u) FULL DISCLOSURE. All statements of Buyer contained in the Basic Agreements and in any other written documents delivered by or on behalf of Buyer to Company or Seller are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein no misleading in light of the circumstances under which they were made.

                                      III.

                                    COVENANTS
                                    ---------

         3.1 COVENANTS OF THE COMPANY. The Company covenants and agrees that from the date hereof to the Closing, it will perform the following acts:

                  (a) ORDINARY COURSE OF BUSINESS. The Company will operate its business only in the ordinary course of business and will use its best efforts to preserve the Company's business, organization, goodwill and relationships with persons having business dealings with the Company.

                  (b) MAINTAIN PROPERTIES. The Company will maintain all of its properties in good working order, repair and condition (reasonable wear and use excepted) and will take all steps reasonably necessary to maintain in full force and effect its patents, trademarks, service marks, trade names, brand names, copyrights and other intangible assets.

                  (c) COMPENSATION. The Company will not (1) enter into or alter any employment agreements; (2) grant any increase in compensation other than normal merit increases consistent with the Company's general prevailing practices to any officer or employee; or (3) enter into or alter any labor or collective bargaining agreement or any bonus or other employee fringe benefit.

                  (d) NO INDEBTEDNESS. The Company will not create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices, where the entire net proceeds thereof are deposited with and used by and in connection with the business of the Company.

                  (e) MAINTAIN BOOKS. The Company will maintain its books, accounts and records in the usual, regular ordinary and sound business manner and in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

                  (f) NO AMENDMENTS. The Company will not amend its corporate charter or bylaws (or similar documents) without prior the consent of Buyer and the Company will maintain its corporate existence, licenses, permits, powers and rights in full force and effect.

                  (g) TAXES AND ACCOUNTING MATTERS. The Company will file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments, except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. The Company will not change its accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

                  (h) NO DISPOSITION OR ENCUMBRANCE. Except in the ordinary course of business consistent with past practices, the Company will not
         (1) dispose of or encumber any of its properties and assets, (2) discharge or satisfy any lien or encumbrance or pay any obligation or liability (fixed or contingent) except for previously scheduled repayment of debt, (3) cancel or compromise any debt or claim, (4) transfer or grant any rights under any concessions, leases, licenses, agreements, patents, inventions, proprietary technology or process, trademarks, service marks or copyrights, or with respect to any know-how, or (5) enter into or modify in any material respect or terminate any existing license, lease, or contract.

                  (i) NO SECURITIES ISSUANCES. The Company will not issue any shares of any class of capital stock, or enter into any contract, option, warrant or right calling for the issuance of any such shares of capital stock, or create or issue any securities convertible into any securities of the Company.

                  (j) NO DIVIDENDS. The Company will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

                  (k) NO BREACH. The Company will not do any act or omit to do any act which would cause a breach of any of its material contracts, commitments or obligations.

                  (l) DUE COMPLIANCE. The Company will comply with all laws, regulations, rules and ordinances applicable to it and to the conduct of its business, the violation of which would have a material adverse effect on the Company.

                  (m) NO WAIVERS OF RIGHTS. The Company will not amend, terminate or waive any material right whether or not in the ordinary course of business.

                  (n) NO RELATED PARTY TRANSACTIONS. The Company will not make any loans to, or enter into any transaction, agreement, arrangement or understanding of any material nature with any of its officers, directors or employees.

                  (o) NOTICE OF CHANGE. The Company will promptly advise Buyer in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in its business, financial condition, results of operations, assets, liabilities or prospects.

                  (p) CONSENTS. The Company will use its best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

         3.2 COVENANTS OF BUYER. Buyer covenants and agrees that from the date hereof to the Closing, it will perform the following acts:

                  (a) ORDINARY COURSE OF BUSINESS. Buyer will operate its business only in the ordinary course of business and will use its best efforts to preserve Buyer's business, organization, goodwill and relationships with persons having business dealings with Buyer.

                  (b) MAINTAIN PROPERTIES. Buyer will maintain all of its properties in good working order, repair and condition (reasonable wear and use excepted) and will take all steps reasonably necessary to maintain in full force and effect its patents, trademarks, service marks, trade names, brand names, copyrights and other intangible assets.

                  (c) COMPENSATION. Buyer will not (1) enter into or alter any employment agreements; (2) grant any increase in compensation other than normal merit increases consistent with Buyer's general prevailing practices to any officer or employee; or (3) enter into or alter any labor or collective bargaining agreement or any bonus or other employee fringe benefit.

                  (d) NO INDEBTEDNESS. Buyer will not create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices, where the entire net proceeds thereof are deposited with and used by and in connection with the business of Buyer.

                  (e) MAINTAIN BOOKS. Buyer will maintain its books, accounts and records in the usual, regular ordinary and sound business manner and in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

                  (f) NO AMENDMENTS. Buyer will not amend its corporate charter or bylaws (or similar documents) without the prior consent of the Company (except as described above in Section 1.4(a) and Buyer will maintain its corporate existence, licenses, permits, powers and rights in full force and effect.

                  (g) TAXES AND ACCOUNTING MATTERS. Except with the prior written consent of Company, Buyer will file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments, except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. Buyer will not change its accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

                  (h) NO DISPOSITION OR ENCUMBRANCE. Except in the ordinary course of business consistent with past practices, Buyer will not (1) dispose of or encumber any of its properties and assets, (2) discharge or satisfy any lien or encumbrance or pay any obligation or liability (fixed or contingent) except for previously scheduled repayment of debt, (3) cancel or compromise any debt or claim, (4) transfer or grant any rights under any concessions, leases, licenses, agreements, patents, inventions, proprietary technology or process, trademarks, service marks or copyrights, or with respect to any know-how, or (5) enter into or modify in any material respect or terminate any existing license, lease, or contract.

                  (i) NO SECURITIES ISSUANCES. Other than as contemplated by that certain Asset Purchase Agreement, dated as of June __, 2005, by and among Buyer and LSG Holdings, Inc., Buyer will not issue any shares of any class of capital stock, or enter into any contract, option, warrant or right calling for the issuance of any such shares of capital stock, or create or issue any securities convertible into any securities of Buyer.

                  (j) NO DIVIDENDS. Buyer will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

                  (k) NO BREACH. Buyer will not do any act or omit to do any act which would cause a breach of any of its material contracts, commitments or obligations.

                  (l) DUE COMPLIANCE. Buyer will comply with all laws, regulations, rules and ordinances applicable to it and to the conduct of its business, the violation of which would have a material adverse effect on Buyer.

                  (m) NO WAIVERS OF RIGHTS. Buyer will not amend, terminate or waive any material right whether or not in the ordinary course of business.

                  (n) NO RELATED PARTY TRANSACTIONS. Buyer will not make any loans to, or enter into any transaction, agreement, arrangement or understanding of any material nature with any of its officers, directors or employees.

                  (o) NOTICE OF CHANGE. Buyer will promptly advise Company in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in its business, financial condition, results of operations, assets, liabilities or prospects.

                  (p) CONSENTS. Buyer will use its best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

                                       IV.

                           CONDITIONS PRECEDENT TO THE
                          OBLIGATIONS OF BUYER TO CLOSE
                          -----------------------------

         The obligation of Buyer to close the Transactions contemplated hereby is subject to the fulfillment by the Company and Seller prior to Closing of each of the following conditions, which may be waived in whole or in part by Buyer:

         4.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Company and Seller contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. The Company and Seller shall have performed all agreements, covenants and conditions required to be performed by the Company and Seller prior to the Closing.

         4.2 NO ADVERSE CHANGE. Subsequent to the date hereof and prior to the Closing, there shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Company.

         4.3 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         4.4 DOCUMENTS TO BE DELIVERED BY THE COMPANY AND SELLER. The Company and Seller shall have delivered the following documents:

                  (a) Stock powers representing all of the Company Shares, duly endorsed to Buyer, copies of which are attached as Exhibit "C".

                  (b) A copy of (i) the Articles of Incorporation of the Company; and (ii) the Bylaws of the Company; and (iii) a certificate from the Hong Kong Registrar of Companies, to the effect that the Company is in good standing and has paid all fees and levies;

                  (c) All agreements referred to in paragraph 1.4 above, executed by all parties thereto other than Buyer.

                  (d) All corporate and other records of or applicable to the Company including but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts.

                  (e) Such other documents or certificates as shall be reasonably required by Buyer or its counsel in order to close and consummate this Agreement.

                  (f) Buyer shall have been presented evidence, reasonably satisfactory to Buyer, that (i) the Company has available net assets and notes receivable on hand of $5,000,000 , or (ii) Seller shall otherwise deliver to Buyer at Closing, available net assets on hand and notes receivable of $5,000,000.

                                       V.

                           CONDITIONS PRECEDENT TO THE
                 OBLIGATIONS OF THE COMPANY AND SELLER TO CLOSE
                 ----------------------------------------------

         The obligation of the Company and Seller to close the Transactions is subject to the fulfillment prior to Closing of each of the following conditions, any of which may be waived in whole or in part by the Company and Seller:

         5.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties made by Buyer in this Agreement shall have been true and correct when made and shall be true and correct in all material respects at the Closing with the same force and effect as if made at the Closing, and Buyer shall have performed all agreements, covenants and conditions required to be performed by Buyer prior to the Closing.

         5.2 NO ADVERSE CHANGE. Subsequent to the date hereof and prior to the Closing, there shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Buyer.

         5.3 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         5.4 DOCUMENTS TO BE DELIVERED BY THE BUYER. Buyer shall have delivered the following documents:

                  (a) Certificates representing the Buyer Shares, duly signed by Buyer;

                  (b) A copy of (i) the Articles of Incorporation of the Buyer; and (ii) the Bylaws of the Company; and (iii) a certificate from the Colorado Secretary of State, to the effect that Buyer is in good standing and has paid all fees and levies;

                  (c) All agreements referred to in paragraph 1.4 above, executed by all parties thereto other than Company and Seller;

                  (d) A copy of all corporate and other records of or applicable to Buyer including but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts; and

                  (e) Such other documents or certificates as shall be reasonably required by Company and/or Seller or its counsel in order to close and consummate this Agreement.

                                       VI.

                       MODIFICATION, WAIVERS, TERMINATION
                                  AND EXPENSES
                                  ------------

         6.1 MODIFICATION. Buyer, the Company and Seller may amend, modify or supplement this Agreement in any manner as they may mutually agree in writing.

         6.2 WAIVERS. Buyer, the Company and Seller may in writing extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained herein.

         6.3 TERMINATION AND ABANDONMENT. This Agreement may be terminated and the purchase of the Shares may be abandoned before the Closing:

                  (a) By the mutual consent of Seller, the Company and Buyer;

                  (b) By Buyer, if the conditions precedent set forth in Article IV shall have not have been satisfied in all material respects;

                  (c) By the Company or Seller, if the conditions precedent set forth in Article V shall not have been satisfied in all material respects;

                  (d) By either party in the event of a material breach by the other party hereto of any representation, warranty, covenant or agreement contained herein, which is not cured within ten (10) days after written notice of such breach is given to the party committing such breach by the complaining party; or

                  (e) By either party, in the event the Closing does not occur on or before June 30, 2005.

         Termination shall be effective on the date of receipt of written notice specifying the reasons therefor. No termination of this Agreement hereunder for any reason or in any manner, shall release, or be construed as to release, any party hereto from any liability or damage to the other party hereto arising out of, in connection with or otherwise relating to, directly or indirectly said parties' material and bad faith breach, default or failure in performance of any of its covenants, agreements, duties or obligations arising hereunder, or any breaches of any representation or warranty contained herein.


                                      VII.

                                  MISCELLANEOUS
                                  -------------

         7.1 REPRESENTATIONS AND WARRANTIES TO SURVIVE. Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of two (2) years. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

         7.2 BINDING EFFECT OF THE BASIC AGREEMENTS. The Basic Agreements and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto constitute the entire agreement between the parties. The terms and conditions of the Basic Agreements shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Basic Agreements, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

         7.3 APPLICABLE LAW. The Basic Agreements are made pursuant to, and will be construed under, the laws of the State of California.

         7.4 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or on the second business day after mailed, first class postage prepaid:

                  (a) If to Seller, to:

                                    Global Sun Enterprises Limited
                                    ATTN: _____________________
                                    ___________________________
                                    ___________________________

                                    TELEPHONE: (    )
                                    FAX: (    )

                  (b) If to Buyer, to:

                                    USN Corporation
                                    ATTN: Chief Executie Officer
                                    2121 Avenue of the Stars, 29th Floor
                                    Los Angeles, CA   90067
                                    TELEPHONE:  (310) 229-2211
                                    FAX: (310) 203-9863


         These addresses may be changed from time to time by written notice to the other parties.

         7.5 HEADINGS. The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

         7.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

         7.7 SEVERABILITY. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

         7.8 FORBEARANCE; WAIVER. Failure to pursue any legal or equitable remedy or right available to a party shall not constitute a waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of subsequent default or breach.

         7.9 ATTORNEYS' FEES AND EXPENSES. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys' fees and expenses and court costs.

         7.10 EXPENSES. Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transactions contemplated by this Agreement. However, should either party choose to terminate this Agreement under Section 6.3(a), that party initiating the termination shall be responsible for all legal fees and other expenses incurred in connection with the preparation of this Agreement.

         7.11 EXHIBITS. All of the Exhibits to this Agreement are incorporated herein in the places referenced in this Agreement as if fully set forth herein.

         7.12 INTEGRATION. This Agreement and all documents and instruments executed pursuant hereto merge and integrate all prior agreements and representations respecting the Transactions, whether written or oral, and constitute the sole agreement of the parties in connection therewith. This Agreement has been negotiated by and submitted to the scrutiny of both Seller and Buyer and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by either party hereto or its counsel.

         7.13 KNOWLEDGE.

                  (a) For purposes of this Agreement, the "Company's knowledge" with respect to a particular fact or other matter shall mean the actual knowledge of documents included herewith without any duty of inquiry.

                  (b) For purposes of this Agreement, "the knowledge of Buyer" with respect to a particular fact or other matter shall mean the actual knowledge of documents included herewith without any duty of inquiry.

         7.14 BOARD REPRESENTATION. From and after the Closing, Buyer hereby agrees to take such action as is reasonably necessary to cause the Buyer's Board of Directors to nominate, for election by the Buyer's stockholders, Two (2) directors to be appointed by Seller and to cause meetings of the Board of Directors of Buyer to be held not less frequently than quarterly. Buyer agrees that it wil notify Seller, in writing, at least twenty (20) days prior to any meeting of the Shareholders and/or Directors.

         7.15 INDEMNITY.

         A. Buyer hereby agrees to indemnify and hold Seller harmless in respect of the aggregate of Indemnifyable Damages of Seller. For the purposes of this Agreement, "Indemnifyable Damages of Seller" shall mean the aggregate of all expenses, losses, costs, deficiencies, claims and damages (including reasonable related counsel fees and expenses) incurred by Seller from (i) any inaccurate representation or warranty made by Buyer in this Agreement; and (ii) any default in the performance any of the covenants or agreements made by Buyer in this Agreement.

         B. Seller hereby agrees to indemnify and hold Buyer harmless in respect of the aggregate of Indemnifyable Damages of Buyer. For the purposes of this Agreement, "Indemnifyable Damages of Buyer" shall mean the aggregate of all expenses, losses, costs, deficiencies, claims and damages (including reasonable related counsel fees and expenses) incurred by Buyer from (i) any inaccurate representation or warranty made by Seller or Company in this Agreement; and (ii) any default in the performance any of the covenants or agreements made by Seller in this Agreement or made by Company in this Agreement, to the extent to be performed by Company prior to the Closing.

         7.16 LINE OF CREDIT. Seller represents, covenants and agrees that the Company's current $3.0 million vendor line of credit for the purchase of jewelry, for resale, from the vendors providing such line of credit, will be available to the Company and to Buyer for a period of one year from and after the Closing, subject to the terms and conditions contained in such line of credit. Buyer covenants and agrees to comply with and satisfy all the terms and conditions of the line of credit as they may be changed from time to time by lender of the line of credit.


         7.17 BUYER MAJORITY SHAREHOLDERS. The parties acknowledge and agree that the shareholders of Buyer, as a class, do not have the right to vote upon or approve the transactions contemplated hereby. However, the Buyer has informed Brian Kelly and Michael Reinstein, collectively the holders of a majority of the outstanding Buyer Common Stock, of the transactions contemplated hereby, and such shareholders have approved of such transactions.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.


                                       "BUYER"

                                       USN CORPORATION
                                       A COLORADO CORPORATION


                                       BY: /S/ TERRY WASHBURN
                                           -----------------------------
                                           TERRY WASHBURN, PRESIDENT


                                       "THE COMPANY"

                                       ALTRON LIMITED
                                       A HONG KONG CORPORATION


                                       BY: /S/ CHUN HUNG CHIN
                                           -----------------------------
                                           CHUN HUNG CHIN, DIRECTOR


                                       "SELLER"

                                       GLOBAL SUN ENTERPRISES LTD
                                       A BRITISH VIRGIN ISLANDS COMPANY


                                       BY: /S/ HITESH KUMAR UPENDRA BHAI
                                           -----------------------------
                                           HITESH KUMAR UPENDRA BHAI,
                                           DIRECTOR

THE FOLLOWING INDIVIDUALS HAVE EXECUTED THIS AGREEMENT SOLELY WITH RESPECT TO
SECTION 7.17.


                                           /S/ BRIAN KELLY
                                           -----------------------------
                                           BRIAN KELLY

                                           /S/ MICHAEL REINSTEIN
                                           -----------------------------
                                           MICHAEL REINSTEIN